Van Kampen
California
Municipal Trust
ANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
             TWELVE-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      13

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      14
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      25
                DIVIDEND REINVESTMENT PLAN      26
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust's manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

------------------------------
NYSE Ticker Symbol - VKC
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                10.99%      11.68%
---------------------------------------------------------------------------
Five-year average annual total return                 3.45%       7.29%
---------------------------------------------------------------------------
Ten-year average annual total return                  6.52%       8.28%
---------------------------------------------------------------------------
Life-of-Fund average annual total return              6.41%       7.49%
---------------------------------------------------------------------------
Commencement date                                              11/01/88
---------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                          5.16%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.34%
---------------------------------------------------------------------------
Preferred share rate(5)                                           2.65%
---------------------------------------------------------------------------
Net asset value                                                   $9.99
---------------------------------------------------------------------------
Closing common share price                                        $8.83
---------------------------------------------------------------------------
One-year high common share price (08/16/00)                       $9.25
---------------------------------------------------------------------------
One-year low common share price (10/17/00)                      $7.8125
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 44.76% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2001
- AAA/Aaa............  76.2%   [PIE CHART]
- AA/Aa..............  16.1%
- A/A................   5.4%
- BBB/Baa............   2.3%
As of June 30, 2000
- AAA/Aaa............  74.4%   [PIE CHART]
- AA/Aa..............  16.6%
- A/A................   5.3%
- BBB/Baa............   3.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2001 for common shares)
[BAR GRAPH]

                                                                         Dividends                        Capital Gains
7/00                                                                        0.0410                               0.0000
8/00                                                                        0.0410                               0.0000
9/00                                                                        0.0380                               0.0000
10/00                                                                       0.0380                               0.0000
11/00                                                                       0.0380                               0.0000
12/00                                                                       0.0355                               0.0013
1/01                                                                        0.0355                               0.0000
2/01                                                                        0.0355                               0.0000
3/01                                                                        0.0355                               0.0011
4/01                                                                        0.0355                               0.0000
5/01                                                                        0.0355                               0.0000
6/01                                                                        0.0380                               0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2001                      JUNE 30, 2000
                                                                       -------------                      -------------
Tax District                                                                  16                               16.2
Public Education                                                            15.2                                 13
Water & Sewer                                                               14.7                               16.5
General Purpose                                                             10.5                               10.5
Single-Family Housing                                                        8.6                               11.6

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1991 through June 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/91                                                                        9.41                                9.75
                                                                            9.88                               9.875
                                                                            9.97                                9.75
                                                                            9.82                               9.875
6/92                                                                       10.15                               9.875
                                                                           10.33                               10.25
                                                                            10.3                               10.25
                                                                           10.71                                10.5
6/93                                                                       10.96                              10.875
                                                                           11.53                              11.125
                                                                           11.41                              11.625
                                                                           10.43                               10.75
6/94                                                                        10.3                              10.625
                                                                           10.21                                10.5
                                                                             9.7                               9.625
                                                                           10.34                               10.25
6/95                                                                        10.4                               10.75
                                                                           10.42                              11.125
                                                                           10.87                              11.375
                                                                           10.38                              11.375
6/96                                                                       10.28                              10.875
                                                                           10.46                              11.625
                                                                           10.46                              11.875
                                                                           10.19                              11.625
6/97                                                                       10.45                             12.1875
                                                                           10.67                              12.875
                                                                           10.69                             12.3125
                                                                           10.68                              11.875
6/98                                                                       10.67                              12.125
                                                                           10.99                             11.6875
                                                                            10.5                                11.5
                                                                           10.42                              10.875
6/99                                                                        9.93                               9.875
                                                                            9.48                              9.0625
                                                                            8.89                              7.5625
                                                                            9.32                               8.125
6/00                                                                        9.36                               8.375
                                                                           12.36                              8.6875
                                                                            10.2                              8.4375
                                                                           10.19                                8.66
6/01                                                                        9.99                                8.83

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE TWELVE MONTHS ENDED JUNE 30, 2001. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past twelve months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. In November 2000, industrial production dropped to 4.7 percent, down from 6.7 percent in June 2000, while capacity utilization fell to just 79 percent in December. Fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, most investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were fulfilled in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to their Open Market Committee meeting scheduled for later in the month. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued throughout the first half of 2001, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two-and-three-quarter percentage points, with the last cut coming on June 27, 2001.

    Taken together, these repeated cuts helped to create a more favorable interest-rate environment for fixed-income investments. The California municipal market has struggled, however, due to several ominous developments, including the recent downgrade in the state's credit rating (from AA to A+) by Standard & Poor's Rating Group, the stock market meltdown and its impact on Silicon Valley technology firms and investors in general.

    These factors have dramatically altered the California municipal market, which just twelve months ago was trading at a premium to the national market. In recent months, its performance has lagged that of the national bond indexes. Market participants continue to be wary of what lies ahead--and recent developments suggest an uncertain outlook. The first half of 2001 brought us a mixed bag of conflicting company announcements and economic indicators.

    For example, layoffs continued and corporate earnings remained under pressure from slowing economic activity, especially in the technology sector. With such a strong presence in the technology industry, California's economy will no doubt be affected by the fortunes of its many technology companies and related industries. On the other hand, consumer confidence and retail spending showed surprising strength considering the circumstances. Also, lower interest rates drove down mortgage rates and helped keep the housing market active.

    Investor demand for municipal bond issues has held up well, possibly due to the rough going in the stock market, but the supply of California municipal bonds is expected to increase this year. So far, issuance for the first half of 2001 was up 43.7 percent, compared to the first half of 2000, to $12.1 billion.

    The portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0380 per share translates to a distribution rate of 5.16 percent based on the trust's closing market price on June 30, 2001. Based on these figures, investors would have to earn a distribution rate of 9.34 percent on a taxable investment (for an investor in the 44.76 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the twelve months ending June 30, 2001, the trust produced a total return of 10.99 percent based on market price. This reflects an increase in market price from $8.375 per share on June 30, 2000, to $8.830 per share on June 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index produced a total return of 9.11 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Reacting to the changing market
environment in California, our primary objective was to add credit quality to the portfolio rather than to pursue higher-yielding opportunities. In general, we were able to accomplish this goal, due in part to added investment in high-grade bonds and in part to the increased asset value of our existing high-grade holdings.

    When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into a degree of price support within this sector, which was a positive for the performance of this portion of the trust's portfolio.

    As we made new investments, we favored AA or AAA rated securities, seeking to maintain a high credit-quality profile. Also, we looked to the long-intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 15-to-20-year range, a segment of the market that we believed to offer the best relative value. We deemed longer-term securities to be slightly more risky, reasoning that the Fed's rate cuts at the short end of the maturity spectrum made it more likely that the municipal yield curve would steepen (that is; short-term rates would decline more than long-term rates).

    The portfolio's weighted average maturity has been reduced to 18.7 years, down from 20.27 years at the start of the reporting period. This is consistent with our goal of making the portfolio somewhat less sensitive to changes in interest rates. A statistical measure of this sensitivity, known as duration, was 8.27 years for the period ending June 30, 2001, reflecting our efforts to maintain a duration that is equal to or slightly less than that of the trust's performance benchmark--The Lehman Brothers California Municipal Bond Index.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation to securities rated A or better was 97.7 percent of total long-term investments. This includes the trust's increased allocation to AAA rated securities (the highest rating category), which climbed to 76.2 percent as of June 30, 2001, up from 74.4 percent at the start of the period. The trust's allocation to BBB rated bonds stood at just 2.3 percent, down by 1.4 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The three largest allocations within the trust were tax district bonds, public education bonds, and water and sewer bonds, representing 16.0 percent, 15.2 percent, and 14.7 percent of long-term investments, respectively, as of

June 30, 2001. The biggest increase in allocation occurred in the public education sector, which remained the trust's second largest holding.

    In general, the portfolio's composition reflects investment decisions that were made based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board sent a signal that it is keeping close tabs on the health of the economy--and that it is willing to take steps to help stave off a potential recession. We believe the fixed-income markets are expecting further rate cuts by the Fed--perhaps another one or two cuts of 25 basis points each--but these expectations may be already fully reflected in current price levels.

    We remain optimistic that the economy, with support from the Fed, can maintain sufficient momentum to avoid falling into recession, but this is by no means a certainty. While additional rate cuts by the Federal Reserve may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may likely see the market stabilize and trade in a narrow range over the near term.

    Unfortunately, it could be that the economy will languish into the first quarter of 2002. Economists worry that the sluggishness in the business sector could spread to the rest of the economy, especially if further layoffs cause consumers, who account for two-thirds of total economic activity, to cut back on their spending.

    Still, despite the turbulence and uncertainty of recent months, we expect flows into municipal funds have the potential to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe the high state income tax rate for California residents will help sustain demand for California municipal bonds, although the rapidly growing supply is likely to outpace statewide demand, potentially keeping prices down and yields up. Investors other than state residents, such as institutional accounts and mutual funds, could step up to absorb excess supply.

    The supply of California municipal bonds is expected to increase sharply when the state's largest-ever bond issue hits the market later this year. The state plans to issue $10 billion in new bonds, of which $8 billion will be in tax-exempt California municipals, to help offset the state's huge energy-related expenditures and build up the state's fiscal surplus in case more support is needed.

    Questions remain, however, as to how the state's energy shortages will affect the markets during the summer, when demand for electricity reaches its peak. No comprehensive energy recovery plan appears imminent, so we will continue to limit the portfolio's exposure to this volatile sector. One potential bright spot is legal activity underway that may help utilities recover funds lost to alleged price gouging by certain suppliers.

    We remain cautious on the hospital sector, and instead favor bonds issued to help finance an essential service, such as education, transportation, or water and sewer facilities. The housing sector, while an essential service, remains somewhat high priced, so we will watch for better entry points on the horizon.

    As more and more bonds are called in this lower rate environment, one of our challenges will be to redeploy the assets of the trust in the most efficient manner. Overall, we are optimistic that the California municipal market could stabilize over the next few months. In the meantime, we will maintain the trust's current orientation toward high credit quality while looking for opportunities to enhance its yield component and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)                      DESCRIPTION                  COUPON     MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS  97.1%
$ 1,000    Abag Fin Auth For Nonprft Corp CA Ctfs Partn
           Childrens Hosp Med Cent (AMBAC Insd)........  5.875%    12/01/19   $ 1,068,590
  1,000    Abag Fin Auth For Nonprft Corp CA Insd Rev
           Ctfs Lincoln Glen Manor Sr Citizens.........  6.100     02/15/25     1,058,240
  1,000    Abag Fin Auth For Nonprft Corp CA Multi-
           Family Rev Hsg Utd Dominion Ser A Rfdg......  6.400     08/15/30     1,039,260
  1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
           Insd).......................................  4.750     06/01/20     1,138,074
  1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
           Insd).......................................  5.600     09/01/24     1,455,244
    790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Rev Ser A (FSA Insd)...............  6.000     12/15/15       855,562
  1,000    Bay Area Toll Auth CA Toll San Francisco Bay
           Area Ser D..................................  5.000     04/01/17       998,300
  1,250    California Edl Fac Auth Rev Cap Apprec
           Loyola Marymount Univ (MBIA Insd)...........   *        10/01/29       249,975
  1,000    California Edl Fac Auth Rev Student Ln Pgm
           Ser A (MBIA Insd)...........................  6.000     03/01/16     1,068,250
  1,000    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Cent Ser A........................  6.125     12/01/19     1,060,900
    975    California Hsg Fin Agy Rev Home Mtg Ser E
           (AMBAC Insd)................................  6.100     08/01/29     1,020,630
  1,585    California Hsg Fin Agy Rev Home Mtg Ser N...  6.375     02/01/27     1,672,064
  1,000    California Hsg Fin Agy Rev Multi-Family Hsg
           III Ser A (MBIA Insd).......................  5.850     08/01/17     1,037,490
  1,000    California Infrastructure & Econ Dev Bk Rev
           (MBIA Insd).................................  5.500     06/01/15     1,063,950
  2,000    California Pollutn Ctl Fin Auth Pollutn Ctl
           Rev Southn CA Edison Co (AMBAC Insd) (c)....  6.000     07/01/27     2,033,160
    600    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA
           Collateralized).............................  7.800     02/01/28       686,304
  2,000    California St...............................  5.000     10/01/23     1,915,680
    940    California St...............................  4.750     12/01/28       836,111
  1,000    California St Pub Wks Brd Lease Rev CA Cmnty
           Colleges Ser A Rfdg (AMBAC Insd)............  5.250     12/01/12     1,055,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)                      DESCRIPTION                  COUPON     MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000    California St Veterans Ser BH (FSA Insd)....  5.400%    12/01/15   $ 1,011,210
  1,000    California St Veterans Ser BH (FSA Insd)....  5.400     12/01/16     1,005,800
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd).................................  5.000     06/01/21       982,020
  1,280    El Cerrito, CA Redev Agy Tax Alloc Redev
           Proj Area Ser B Rfdg (MBIA Insd)............  5.250     07/01/15     1,317,811
  1,000    Emeryville, CA Pub Fin Auth Shellmound Park
           Redev & Hsg Proj B (MBIA Insd)..............  5.000     09/01/19       987,590
  1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
           (Connie Lee Insd)...........................  5.250     12/01/19     1,009,780
  1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
           Proj Rfdg (MBIA Insd).......................  5.000     09/01/22       977,580
  1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................   *        01/15/30       162,640
  1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Conv Cap Apprec Sr Lien Ser A (a)........... 0/7.050    01/01/10       954,470
    800    Kern, CA Cmnty College Sch Fac Impt Dist
           Mammoth Campus Ser A (AMBAC Insd)...........  5.000     08/01/19       793,848
    832    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
           RR Lease Ltd (FSA Insd).....................  7.375     12/15/06       857,817
  1,000    Los Angeles, CA Uni Sch Dist Ser D (FGIC
           Insd).......................................  5.625     07/01/15     1,067,660
  3,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
           Ser A Rfdg..................................  4.750     07/01/22     2,787,030
  1,000    Montclair, CA Redev Agy Tax Redev Proj No V
           Rfdg (MBIA Insd) (b)........................  5.000     10/01/20       979,360
  1,800    Mountain View Los Altos, CA Uni High Sch
           Dist Ctfs Partn (MBIA Insd).................  5.625     08/01/16     1,814,814
  1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
           Ser A (MBIA Insd)...........................  5.500     05/01/19     1,066,430
  1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd) (b).......................  5.125     06/15/33       967,180
  2,000    Redding, CA Jnt Pwrs Fin Auth Elec Sys Rev
           Ser A (MBIA Insd)...........................  5.500     06/01/11     2,142,900
  1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
           Ser A Rfdg (MBIA Insd)......................  4.750     08/01/21       935,400
  1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
           Fin Proj (MBIA Insd)........................  5.000     08/01/28       950,870
  1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
           (GNMA Collateralized).......................  5.000     07/20/18       961,130

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2001

PAR
AMOUNT                                                                          MARKET
(000)                      DESCRIPTION                  COUPON     MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
           Growth Ser A (FSA Insd).....................  5.000%    09/01/16   $ 1,006,880
  1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....  5.600     08/01/23     1,071,970
  1,450    Santa Barbara, CA Ctfs Partn Wtr Sys Impt
           Proj & Rfdg (AMBAC Insd)....................  6.700     04/01/27     1,511,553
  1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
           Rev (FSA Insd)..............................  5.800     09/02/18     1,387,385
    600    Southern CA Pub Pwr Auth Pwr Proj Rev
           Multi-Projs.................................  5.500     07/01/20       600,108
  1,000    Ukiah, CA Uni Sch Dist (FGIC Insd)..........   *        08/01/17       427,990
                                                                              -----------

TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $48,473,219).......................................................    51,052,010
SHORT-TERM INVESTMENTS  0.8%
  (Cost $400,000)..........................................................       400,000
                                                                              -----------

TOTAL INVESTMENTS  97.9%
  (Cost $48,873,219).......................................................    51,452,010
OTHER ASSETS IN EXCESS OF LIABILITIES  2.1%................................     1,094,080
                                                                              -----------

NET ASSETS  100.0%.........................................................   $52,546,090
                                                                              ===========

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001

ASSETS:
Total Investments (Cost $48,873,219)........................  $51,452,010
Cash........................................................      399,325
Receivables:
  Investments Sold..........................................    2,040,000
  Interest..................................................      825,709
Other.......................................................          740
                                                              -----------
    Total Assets............................................   54,717,784
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,948,068
  Investment Advisory Fee...................................       25,933
  Income Distributions--Common and Preferred Shares.........       12,485
  Affiliates................................................        6,033
Trustees' Deferred Compensation and Retirement Plans........      126,107
Accrued Expenses............................................       53,068
                                                              -----------
    Total Liabilities.......................................    2,171,694
                                                              -----------
NET ASSETS..................................................  $52,546,090
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 400 issued with liquidation preference of $50,000
  per share)................................................  $20,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................       32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    2,578,791
Accumulated Undistributed Net Investment Income.............      199,922
Accumulated Net Realized Gain...............................      170,383
                                                              -----------
    Net Assets Applicable to Common Shares..................   32,546,090
                                                              -----------
NET ASSETS..................................................  $52,546,090
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($32,546,090 divided by
  3,257,560 shares outstanding).............................  $      9.99
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest....................................................    $2,894,841
                                                                ----------
EXPENSES:
Investment Advisory Fee.....................................       313,403
Preferred Share Maintenance.................................        65,794
Trustees' Fees and Related Expenses.........................        31,103
Audit.......................................................        26,635
Legal.......................................................        16,395
Custody.....................................................         5,798
Other.......................................................        73,271
                                                                ----------
    Total Expenses..........................................       532,399
                                                                ----------
NET INVESTMENT INCOME.......................................    $2,362,442
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  170,390
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       843,098
  End of the Period.........................................     2,578,791
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,735,693
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,906,083
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $4,268,525
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended June 30, 2001 and 2000

                                                           YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2001    JUNE 30, 2000
                                                          ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................  $ 2,362,442      $ 2,480,469
Net Realized Gain........................................      170,390            7,680
Net Unrealized Appreciation/Depreciation During the
  Period.................................................    1,735,693       (1,444,230)
                                                           -----------      -----------
Change in Net Assets from Operations.....................    4,268,525        1,043,919
                                                           -----------      -----------
Distributions from Net Investment Income:
  Common Shares..........................................   (1,455,948)      (1,711,816)
  Preferred Shares.......................................     (745,287)        (729,737)
                                                           -----------      -----------
                                                            (2,201,235)      (2,441,553)
Distributions from Net Realized Gain--Common Shares......       (7,688)        (465,396)
                                                           -----------      -----------
Total Distributions......................................   (2,208,923)      (2,906,949)
                                                           -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......    2,059,602       (1,863,030)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................          -0-           12,488
                                                           -----------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS....................    2,059,602       (1,850,542)
NET ASSETS:
Beginning of the Period..................................   50,486,488       52,337,030
                                                           -----------      -----------
End of the Period (Including accumulated undistributed
  net investment income of $199,922 and $38,715,
  respectively)..........................................  $52,546,090      $50,486,488
                                                           ===========      ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        -----------------------------
                                                         2001       2000       1999
                                                        -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............    $  9.36    $  9.93    $ 10.67
                                                        -------    -------    -------
  Net Investment Income.............................        .73        .76        .78
  Net Realized and Unrealized Gain/Loss.............        .58       (.44)      (.37)
                                                        -------    -------    -------
Total from Investment Operations....................       1.31        .32        .41
                                                        -------    -------    -------
Less:
  Distributions from and in Excess of Net Investment
    Income:
    Paid to Common Shareholders.....................        .45        .53        .62
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .23        .22        .20
  Distributions from Net Realized Gain Paid to
    Common Shareholders.............................        -0-*       .14        .33
                                                        -------    -------    -------
Total Distributions.................................        .68        .89       1.15
                                                        -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD..................    $  9.99    $  9.36    $  9.93
                                                        =======    =======    =======

Market Price Per Share at End of the Period.........    $  8.83    $ 8.375    $ 9.875
Total Investment Return at Market Price (a).........     10.99%     -8.14%    -11.17%
Total Return at Net Asset Value (b).................     11.68%      1.37%      1.74%
Net Assets at End of the Period (In millions).......    $  52.5    $  50.5    $  52.3
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (c)..............................      1.65%      1.47%      1.67%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (c)...................      7.33%      8.25%      7.38%
Portfolio Turnover..................................        16%        60%        33%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)..............................      1.02%       .88%      1.05%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.02%      5.82%      5.49%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................        400        400        400
Asset Coverage Per Preferred Share (e)..............    131,365    126,216    130,843
Involuntary Liquidating Preference Per Preferred
  Share.............................................     50,000     50,000     50,000
Average Market Value Per Preferred Share............     50,000     50,000     50,000

*  Amount is less than $.01.

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED JUNE 30,
-------------------------------------------------------------------------
      1998       1997      1996      1995      1994      1993      1992
-------------------------------------------------------------------------
     $ 10.45   $  10.28   $ 10.40   $ 10.30   $ 10.96   $ 10.15   $  9.41
     -------   --------   -------   -------   -------   -------   -------
         .85        .89       .91       .95       .96       .97       .95
         .53        .39       -0-*      .11      (.74)      .78       .72
     -------   --------   -------   -------   -------   -------   -------
        1.38       1.28       .91      1.06       .22      1.75      1.67
     -------   --------   -------   -------   -------   -------   -------
         .72        .75       .75       .72       .71       .66       .65
         .22        .21       .23       .23       .16       .17       .25
         .22        .15       .05       .01       .01       .11       .03
     -------   --------   -------   -------   -------   -------   -------
        1.16       1.11      1.03       .96       .88       .94       .93
     -------   --------   -------   -------   -------   -------   -------
     $ 10.67   $  10.45   $ 10.28   $ 10.40   $ 10.30   $ 10.96   $ 10.15
     =======   ========   =======   =======   =======   =======   =======

     $12.125   $12.1875   $10.875   $ 10.75   $10.625   $10.875   $ 9.875
       7.77%     21.40%     9.02%     8.67%     4.32%    18.49%     8.44%
      11.40%     10.76%     6.62%     8.47%      .35%    16.19%    15.54%
     $  54.5   $   53.6   $  52.9   $  53.0   $  52.6   $  54.5   $  51.9
       1.57%      1.58%     1.65%     1.65%     1.53%     1.57%     2.07%
       8.00%      8.54%     8.76%     9.35%     8.70%     9.21%     9.62%
         53%        30%       19%       16%       11%       18%       41%
        .99%       .99%     1.03%     1.02%      .97%      .98%     1.26%
       5.91%      6.51%     6.57%     7.02%     7.28%     7.62%     7.74%
         400        400       400       400       400       400       400
     136,309    134,055   132,192   132,521   131,433   136,284   126,689
      50,000     50,000    50,000    50,000    50,000    50,000    50,000
      50,000     50,000    50,000    50,000    50,000    50,000    50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of June 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $40,745.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $48,873,219; the aggregate gross unrealized appreciation is $2,639,510 and the aggregate gross unrealized depreciation is $60,719, resulting in net unrealized appreciation on long- and short-term investments of $2,578,791.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended June 30, 2001, the Trust recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended June 30, 2001, the Trust

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

recognized expenses of approximately $27,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

At June 30, 2001 and June 30, 2000, paid in surplus related to common shares aggregated $29,564,418. Transactions in common shares were as follows:

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
Beginning Shares.......................................    3,257,560        3,256,257
Shares Issued Through Dividend Reinvestment............          -0-            1,303
                                                           ---------        ---------
Ending Shares..........................................    3,257,560        3,257,560
                                                           =========        =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $8,015,924 and $8,446,868, respectively.

5. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on June 30, 2001 was 2.65%, and for the year then ended rates ranged from 2.65% to 4.60%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Municipal
Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Municipal Trust (the "Trust"), including the portfolio of investments, as of June 30, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Municipal Trust as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 9, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL
SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2001. The Trust designated 100% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust paid $7,688 as a long-term capital gain distribution. In January, 2002, the Trust will provide tax information to shareholders for the 2001 calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  2,968,851             86,249
Hugo F. Sonnenschein...................................  2,981,039             74,061

With regard to the election of the following trustee by the preferred shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Meyers.....................................        393              --

The other trustees whose terms did not expire in 2001 were: David C. Arch, Rod Dammeyer, Howard J Kerr and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
920, 910, 106                                                    3567H01-AS-8/01
VKC ANR 8/01